BARINGS FUNDS TRUST
SUPPLEMENT DATED DECEMBER 31, 2016 TO THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION DATED NOVEMBER 1, 2016
Important Notice Regarding Change of Sub-Adviser for
Barings Active Short Duration Bond Fund
Barings Total Return Bond Fund
(the “Funds”)
Effective following the close of markets on December 30, 2016, Barings Real Estate Advisers LLC, the sub-adviser to the Funds, was merged into its parent company, Barings LLC, the investment adviser to the Funds. There will be no change to the management of the Funds.
All references to “Barings Real Estate Advisers LLC” in the Prospectus and Statement of Additional Information are hereby deleted.
Please Retain This Supplement for Future Reference